EXHIBIT 21.1

SUBSIDIARIES OF THE KROGER CO.

84.51 LLC [Ohio]

84.51 HQ Building Company, LLC [Ohio]

Agri-Products, Inc. [Arkansas]

Alpha Beta Company [California]

Ansonborough Square Investors I, LLC [Delaware]

Ansonborough Square Retail, LLC [South Carolina]

Ardrey Kell Investments, LLC [North Carolina]

Bay Area Warehouse Stores, Inc. [California]

Beech Tree Holdings, LLC [Delaware]

Bell Markets, Inc. [California]

Bleecker Ventures LLC [New York]

Bluefield Beverage Company [Ohio]

Box Cutter, Inc. [New York]

Brier Creek Arbors Drive Retail, LLC [North Carolina]

Cala Co. [Delaware]

Cala Foods, Inc. [California]

CB&S Advertising Agency, Inc. [Oregon]

Cheeses of All Nations, Inc. [New York]

Country Oven, Inc. [Ohio]

Crawford Stores, Inc. [California]

Creedmoor Retail, LLC [North Carolina]

Dillon Companies, Inc. [Kansas]

Also Doing Business As:

   Baker's Supermarkets

   City Market

   Dillon Food Stores

Dillon Stores Division, Inc.

Food 4 Less

Gerbes Supermarkets

Inter-American Products

King Soopers

Peyton’s Fountain

Dillon Real Estate Co., Inc. [Kansas]

Distribution Trucking Company [Oregon]

Dotto, Inc. [Indiana]

Edgewood Plaza Holdings, LLC [Ohio]

Embassy International, Inc. [Ohio]

Farmacia Doral, Inc. [Puerto Rico]

FM, Inc. [Utah]

FMJ, Inc. [Delaware]

Also Doing Business As:

FMJ Ecommerce

Fred Meyer Jewelers Mail Order

fredmeyerjewelers.com

littmanjewelers.com

Food 4 Less GM, Inc. [California]

Food 4 Less Holdings, Inc. [Delaware]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Food 4 Less Merchandising, Inc. [California]

Food 4 Less of California, Inc. [California]

Food 4 Less of Southern California, Inc. [Delaware]

Fred Meyer, Inc. [Delaware]

Fred Meyer Jewelers, Inc. [California]

Also Doing Business As:

Fred Meyer Jewelers

Littman Jewelers

Fred Meyer Stores, Inc. [Ohio]

Also Doing Business As:

Fred Meyer

Inter-American Products

QFC

Quality Food Centers

Swan Island Dairy

Glendale/Goodwin Realty I, LLC [Ohio]

Grubstake Investments, LLC [Oregon]

Harris Teeter, LLC [North Carolina]

Harris Teeter Properties, LLC [North Carolina]

Harris-Teeter Services, Inc. [North Carolina]

Harris Teeter Supermarkets, Inc. [North Carolina]

Healthy Options Inc. [Delaware]

Also Doing Business As:

Postal Prescription Services

Henpil, Inc. [Texas]

Hood-Clayton Logistics LLC [Georgia]

HT Fuel DE, LLC [Delaware]

HT Fuel MD, LLC [Maryland]

HT Fuel NC, LLC [North Carolina]

HT Fuel SC, LLC [North Carolina]

HT Fuel VA, LLC [Virginia]

HTGBD, LLC [North Carolina]

HTP Bluffton, LLC [North Carolina]

HTP Plaza LLC [North Carolina]

HTP Relo, LLC [North Carolina]

HTPS, LLC [North Carolina]

HTTAH, LLC [North Carolina]

Hughes Markets, Inc. [California]

Hughes Realty, Inc. [California]

Infusion Solutions of Puerto Rico, LLC [Puerto Rico]

Inter-American Foods, Inc. [Ohio]

Inter-American Products, Inc. [Ohio]

IRP, LLC [Wisconsin]

I.T.A., Inc. [Wisconsin]

ITAC 119, LLC [North Carolina]

ITAC 265, LLC [North Carolina]

Jondex Corp. [Wisconsin]

Jubilee Carolina, LLC [North Carolina]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Junior Food Stores of West Florida, Inc. [Florida]

Also Doing Business As:

  Kwik Shop

  Kwik Shop Market

Tom Thumb Food Stores

J.V. Distributing, Inc. [Michigan]

KCDE-2 LLC [Ohio]

KCDE-3 LLC [Ohio]

KCDE-4 LLC [Ohio]

KCDE-5 LLC [Ohio]

KCDE – 2012, LLC [Ohio]

KCDE – 2013, LLC [Ohio]

Kee Trans, Inc. [Wisconsin]

Kessel FP, L.L.C. [Michigan]

Kessel RCD, L.L.C. [Michigan]

Kessel Saginaw, L.L.C. [Michigan]

KGO LLC [Ohio]

Kiosk Medicine Kentucky, LLC [Kentucky]

Also Doing Business As:

 The Little Clinic

Kirkpatrick West Retail, LLC [Virginia]

KPF Insurance Services LLC [Ohio]

KPF, LLC [Delaware]

KPS, LLC [Ohio]

KP SOURCING, LLC [Colorado]

KRGP Inc. [Ohio]

KRLP Inc. [Ohio]

Kroger 017 Operator, Inc. [Ohio]

Kroger 509 Operator, Inc. [Ohio]

The Kroger Co. of Michigan [Michigan]

Also Doing Business As:

   Inter-American Products

Kessel Food Markets

Kessel Pharmacies

Kroger

Kroger Fresh Fare

Kroger Community Development Entity, LLC [Ohio]

Kroger Dedicated Logistics Co. [Ohio]

Also Doing Business As:

KDL

Kroger G.O. LLC [Ohio]

Kroger Limited Partnership I [Ohio]

Also Doing Business As:

Chef’s Choice Catering

Foods Plus

Gene Maddy Drugs

Inter-American Products

   JayC Food Stores

Kentucky Distribution Center

Kroger Food Stores

Kroger Marketplace

Owen's Supermarket

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Pay Less Super Markets

Peyton's Southeastern

Queen City Centre

Ruler Discount Foods

Ruler Foods

Scott’s Food & Pharmacy

Kroger Limited Partnership II [Ohio]

Also Doing Business As:

Country Oven Bakery

Crossroad Farms Dairy

Inter-American Products

K. B. Specialty Foods

   Kenlake Foods

Pace Dairy of Indiana

Peyton's Northern

Winchester Farms Dairy

Kroger Management Co. [Michigan]

Kroger Management – Corryville, LLC [Ohio]

Kroger Management – NMTC Athens I, LLC [Ohio]

Kroger Management – NMTC Champaign I, LLC [Ohio]

Kroger Management – NMTC Champaign II, LLC [Ohio]

Kroger Management – NMTC Cincinnati I, LLC [Ohio]

Kroger Management – NMTC Dallas I, LLC [Ohio]

Kroger Management – NMTC Danville I, LLC [Ohio]

Kroger Management – NMTC Griffin I, LLC [Ohio]

Kroger Management – NMTC Logansport I, LLC [Ohio]

Kroger Management – NMTC Missouri I, LLC [Ohio]

Kroger Management – NMTC Oak Ridge I, LLC [Ohio]

Kroger Management – NMTC Olney I, LLC [Ohio]

Kroger Management – NMTC Omaha I, LLC [Ohio]

Kroger Management – NMTC Portsmouth I, LLC [Ohio]

Kroger Management – NMTC Starkville I, LLC [Ohio]

Kroger Management – NMTC Topeka I, LLC [Ohio]

Kroger Management – NMTC Warrenton I, LLC [Ohio]

Kroger MC Holdings, LLC [Ohio]

Kroger MTL Management, LLC [Ohio]

Kroger Prescription Plans, Inc. [Ohio]

Kroger Specialty Infusion AL, LLC [Alabama]

Kroger Specialty Infusion CA, LLC [California]

Kroger Specialty Infusion Holdings, Inc. [Delaware]

Kroger Specialty Infusion TX, LLC [Texas]

Kroger Specialty Pharmacy CA, LLC [Delaware]

Kroger Specialty Pharmacy CA 2 LLC [Delaware]

Kroger Specialty Pharmacy FL 2 LLC [Delaware]

Kroger Specialty Pharmacy Holdings, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings I, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 2, Inc. [Delaware]

Kroger Specialty Pharmacy Holdings 3, Inc. [Delaware]

Kroger Specialty Pharmacy, Inc. [Florida]

Kroger Specialty Pharmacy LA, LLC [Louisiana]

Kroger Texas L.P. [Ohio]

Also Doing Business As:

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

America's Beverage Company

Inter-American Products

Kroger

Vandervoort Dairy Foods Company

KR Plaza Holdings, LLC [Delaware]

Kwik Shop, Inc. [Kansas]

The Little Clinic LLC [Delaware]

The Little Clinic Management Services LLC [Delaware]

The Little Clinic of Arizona LLC [Delaware]

The Little Clinic of Colorado LLC [Delaware]

The Little Clinic of IN LLC [Delaware]

The Little Clinic of Kansas LLC [Delaware]

The Little Clinic of Mississippi LLC [Delaware]

The Little Clinic of Ohio LLC [Ohio]

The Little Clinic of Tennessee LLC [Delaware]

The Little Clinic of TX LLC [Delaware]

The Little Clinic of VA LLC [Delaware]

Local Mkt LLC [Ohio]

Main & Vine LLC [Ohio]

Matthews Property 1, LLC [North Carolina]

Mega Marts, LLC [Wisconsin]

Also Doing Business As:

  Metro Market

Pick ‘n Save

Michigan Dairy, L.L.C. [Michigan]

Mini Mart, Inc. [Wyoming]

Also Doing Business As:

  Loaf ‘N Jug

Murray’s Cheese LLC [New York]

Murray’s Table LLC [New York]

Pace Dairy Foods Company [Ohio]

Paramount Logistics, LLC [Ohio]

Pay Less Super Markets, Inc. [Indiana]

Peyton's-Southeastern, Inc. [Tennessee]

Also Doing Business As:

Peyton's Mid-South Company

Plum Labs LLC [Ohio]

Pontiac Foods, Inc. [South Carolina]

Queen City Assurance, Inc. [Vermont]

Quik Stop Markets, Inc. [California]

Ralphs Grocery Company [Ohio]

Also Doing Business As:

Food 4 Less

Food 4 Less Midwest

Foods Co.

Inter-American Products

Ralphs

Ralphs Fresh Fare

Ralphs Marketplace

RBF, LLC [Wisconsin]

Rocket Newco, Inc. [Texas]

Roundy’s Acquisition Corp. [Delaware]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.

Roundy’s Illinois, LLC [Wisconsin]

Also Doing Business As:

  Mariano’s

Roundy’s, Inc. [Delaware]

Roundy’s Supermarkets, Inc. [Wisconsin]

Second Story, Inc. [Washington]

Shop-Rite, LLC [Wisconsin]

Also Doing Business As:

  Metro Market

Pick ‘n Save

Smith’s Beverage of Wyoming, Inc. [Wyoming]

Smith’s Food & Drug Centers, Inc. [Ohio]

Also Doing Business As:

Fry’s Food Stores

Fry’s Marketplace

Fry’s Mercado

Inter-American Products

Peyton’s Phoenix

Smith’s Express

Smith’s Food & Drug Stores

Smith’s Fuel Centers

Smith’s Marketplace

Southern Ice Cream Specialties, Inc. [Ohio]

Stallings Investors I, LLC [North Carolina]

Sunrise R&D Holdings, LLC [Ohio]

THGP Co., Inc. [Pennsylvania]

THLP Co., Inc. [Pennsylvania]

TH Midwest, Inc. [Ohio]

Also Doing Business As:

Turkey Hill Minit Markets

TLC Corporate Services LLC [Delaware]

TLC Immunization Clinic LLC [Delaware]

TLC of Georgia LLC [Delaware]

Also Doing Business As:

The Little Clinic

Topvalco, Inc. [Ohio]

Turkey Hill, L.P. [Pennsylvania]

Also Doing Business As:

  Inter-American Products

  Turkey Hill Dairy, Inc.

  Turkey Hill Minit Markets

Ultimate Mart, LLC [Wisconsin]

Also Doing Business As:

  Copps

Pick ‘n Save

Ultra Mart Foods, LLC [Wisconsin]

Also Doing Business As:

  Pick ‘n Save

Vine Court Assurance Incorporated [Vermont]

Vitacost.com, Inc. [Delaware]

Woodmont Holdings, LLC [North Carolina]

You Technology, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation or organization and do not form part of corporate name.